SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) Of
                    The Securities Exchange Act Of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-12

                         ICN Pharmaceuticals, Inc.
          --------------------------------------------------------
              (Name of Registrant as Specified in its Charter)

                                    N/A
          --------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------
[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     -------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------

Following is the text of slides that have been revised from an ICN presentation first made to investors on or about May 16, 2001:

                    Hepatitis C Treatment Market Opportunity

-----------------------------------------------------------------------------

                            Royalties from Ribavirin

                              1997-2001 CAGR +135% E

                [BAR GRAPH OMITTED - 1997 - $6M
                                     1998 - $37M (Rebetron(R) Approved
                                                  in June 1998)
                                     1999 - $109M
                                     2000 - $155M
                                     2001 - $180-190M E (1Q/01=$28M)]


-----------------------------------------------------------------------------

                               Financial Overview

-----------------------------------------------------------------------------

                      ICN Achieves Record Revenues in 2000

                              1995-2000 CAGR +24%

                [BAR GRAPH OMITTED - 1995* - $273M
                                     1996* - $347M
                                     1997* - $527M
                                     1998* - $696M
                                     1999 - $747M
                                     2000 - $800M]

*  Excludes revenue from ICN Yugoslavia
-----------------------------------------------------------------------------

                               Financial Overview

-----------------------------------------------------------------------------

                             2000 Operating Income*

                              1995-2000 CAGR +31%

                [BAR GRAPH OMITTED - 1995** - $47M
                                     1996** - $43M
                                     1997** - $64M
                                     1998**(*) - $121M
                                     1999 - $199M
                                     2000 - $184M]

*   Continuing Operations
(*) Excludes EE charges
**  Excludes the results of operations of ICN Yugoslavia
-----------------------------------------------------------------------------

                               Financial Overview

-----------------------------------------------------------------------------

                              Statement of Income

                                               Quarter Ended March 31
($ in millions except EPS)                      2001            2000

Revenues                                        $199.0          $192.3
Gross Profit                                     129.2           131.5
SG&A, Amortization & R&D                          88.0            79.0
                                           ------------    ------------
Operating Income                                  41.2            52.5
Interest, net                                     10.8            12.5
Translation                                        0.4             1.6
                                           ------------    ------------
Pretax income before minority
  interest                                        30.0            38.4
Income Taxes                                       9.3            11.1
Minority Interest                                 (0.3)           (0.1)
                                           ------------    ------------
  Net Income before extraordinary
    item                                           $21           $27.4
                                           ============    ============

Diluted EPS                                       $0.26           $0.34

-----------------------------------------------------------------------------

                               Financial Overview

-----------------------------------------------------------------------------

                      Consolidated Balance Sheet - Assets
                                    ($000's)

                                             March              December
                                             2001                2000
                                          -----------          ------------
        Cash                                 $169,214            $155,585
        Accounts receivable                   194,322             225,639
        Inventories                           159,650             170,263
        Prepaid expenses                       15,793              13,929
                                          -----------          ------------
          Current assets                      583,979             565,416
        Property, plant & equipment           379,119             367,229
        Other assets                          549,002             544,427
                                          -----------          ------------
          Total assets                     $1,467,100          $1,477,072
                                         ============          ============

-----------------------------------------------------------------------------

                               Financial Overview


-----------------------------------------------------------------------------

                           Consolidated Balance Sheet
                      Liabilities and Stockholders' Equity
                                    ($000's)

                                               March             December
                                               2001                2000
                                            ------------       ------------
        Current liabilities                  $  153,674         $  158,777
        Long-term debt                          510,643            510,781
        Other liabilities                        44,733             50,320
                                            ------------       ------------
          Total liabilities                     709,050            719,878
        Stockholders' equity                    758,050            757,194
                                            ------------       ------------
          Total liabilities and
            stockholders' equity             $1,467,100         $1,477,072
                                            ============       ============

-----------------------------------------------------------------------------